Exhibit 10.1

Amendment to the Loan Agreement and Initial Note

This amendment to the Loan Agreement dated on March 14, 2025 (“Loan Agreement”) between:

(1)	Phoenix Motor Inc., a Delaware corporation (the “Company”); and

(2)	J.J. Astor & Co., a Utah corporation (including its successors and assigns, the “Lender”). is made on this 2nd day of April, 2025 (the “Addendum”).

This Amendment forms a part of the original Loan Agreement which is incorporated herein by this reference. All capitalized terms used in this Amendment shall have the same meaning as they are defined in the Loan Agreement.

THE PARTIES HEREBY AGREE AS FOLLOWS:

Effective from the date of the Addendum,

(1)	The second paragraph of clause (iv) under the definition of “Conversion Price” in Article 1, Section 1.01 of the Loan Agreement, is hereby deleted and such second paragraph shall be amended to read as follows:

Notwithstanding the foregoing, in the event of acceleration of either or both of the Notes, as a result of the occurrence and during the continuation of an uncured Event of Default the Conversion Price shall adjusted to be 80% of the average of the four lowest VWAPS over the 20 trading days prior to each conversion (the “Event of Default Conversion Price”). In addition, in the event that the Event of Default Conversion Price shall be greater than the closing price of the Common Stock as traded on Nasdaq or other applicable Trading Market on the date that the Lender shall send a conversion notice the Company shall issue to the Lender additional immediately salable Make Whole Shares so that the total number of Conversion Shares shall be based on the Event of Default Conversion Price.

(2)	In addition to the foregoing amendment to the Loan Agreement, the introductory first and second paragraphs of the “Initial Note” constituting Exhibit A-1 to the Loan Agreement shall be amended to read as follows:

Amended and Restated Senior Secured Note

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS SECURITY.

Original Issue Date: March 14, 2025	Funding Amount	$4,000,000
Final Maturity Date: March 13, 2026	Original Principal Amount:	$5,300,000

PHOENIX MOTOR INC.

AMENDED AND RESTATED SENIOR SECURED NOTE

THIS AMENDED AND RESTATED SENIOR SECURED NOTE is a duly authorized and validly issued promissory note of Phoenix Motor Inc. a Delaware corporation (the “Company”), designated as its senior secured note (the “Note”).

FOR VALUE RECEIVED, the Company promises to pay to J.J. Astor & Co., (the “Lender”) or any other subsequent holder of this Note (together with the Lender, the “Holder”), the Original Principal Amount of this Note as set forth above (the “Original Principal Amount”) in twenty-six (26) installments of $203,846.16 each, payable every other week (the “Bi-Weekly Installments”) commencing on March 28, 2025 and thereafter on Friday of every other week until the Final Maturity Date as set forth above, or such earlier date as this Note is required or permitted to be repaid as provided hereunder (as the case may be, the “Maturity Date”). This Note is subject to the following additional provisions:

(3)	Except as expressly set forth herein, all terms and conditions of the Loan Agreement and the Initial Note (attached as Exhibit A-1 to the Loan Agreement) shall remain in full force and effect without modification.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS whereof this Amendment to the Loan Agreement has been entered into and delivered as a deed on the day and year first written above.

Company:
PHOENIX MOTOR INC.

By:	/s/ Xiaofeng Peng
Name:	Xiaofeng Peng
Title:	Chief Executive Officer

Lendor:
J.J. ASTOR & CO.

By:	/s/ Michael Pope
Name:	Michael Pope
Title:	Chief Executive Officer